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                                                                     EXHIBIT (q)


                               POWER OF ATTORNEY

The undersigned,

1)       being officers and trustees/directors of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

         d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         e) each of the Van Kampen Income Trust and Van Kampen Bond Fund (the "Delaware Closed-End Trusts"), each a Delaware statutory trust,

         f) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trusts and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

2) being officers and trustees, with the exception of J. Miles Branagan, Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Mitchell M. Merin (Mr. Merin is president but not a trustee), Jack E. Nelson and Suzanne H. Woolsey, of:

         a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a Massachusetts business trust;

3)       being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")


do hereby, in the capacities shown below, appoint Stefanie Chang Yu, Amy Doberman and Lou Anne McInnis each of New York, New York, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.



         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: August 11, 2004

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

        Signature                                              Title

______________________________               President and Trustee/Director/Managing General Partner
        Mitchell M. Merin

______________________________               Executive Vice President and Principal Executive Officer
        Ronald E. Robison

______________________________               Chief Financial Officer and Treasurer
        James M. Dykas

______________________________               Trustee/Director/Managing General Partner
        David C. Arch

______________________________               Trustee/Director/Managing General Partner
        J. Miles Branagan

______________________________               Trustee/Director/Managing General Partner
        Jerry D. Choate

______________________________               Trustee/Director/Managing General Partner
        Rod Dammeyer

______________________________               Trustee/Director/Managing General Partner
        Linda Hutton Heagy

______________________________               Trustee/Director/Managing General Partner
        R. Craig Kennedy

______________________________               Trustee/Director/Managing General Partner
        Howard J Kerr

______________________________               Trustee/Director/Managing General Partner
        Jack E. Nelson

______________________________               Trustee/Director/Managing General Partner
        Richard F. Powers, III

______________________________               Trustee/Director/Managing General Partner
        Hugo F. Sonnenschein

______________________________               Trustee/Director/Managing General Partner
        Wayne W. Whalen

______________________________               Trustee/Director/Managing General Partner
        Suzanne H. Woolsey


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